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                                                                   EXHIBIT 10.53

                               FIRST AMENDMENT TO
                    REAL ESTATE PURCHASE AND SALE AGREEMENT
                    ---------------------------------------

     THIS FIRST AMENDMENT (this "Amendment") is made and entered into as of this 22nd day of November, 1997, by and between BRENDENWOOD MRC LIMITED PARTNERSHIP, a Maryland limited partnership ("Seller") and BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation ("Purchaser").

                                    RECITALS
                                    --------

     A. Purchaser and Seller have entered into a Real Estate Purchase and Sale Agreement dated October 1, 1997 (the "Original Agreement").

     B. Purchaser and Seller desire to amend the Original Agreement on the terms and conditions herein contained.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Original Agreement and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

     1. Definitions. All capitalized terms used herein and not herein defined shall have the meanings ascribed to such terms in the Original Agreement. The term "Agreement" when used hereafter shall mean the Original Agreement as hereby amended.

     2. Feasibility Period. The Feasibility Period is hereby extended to and including the earlier of (i) December 15, 1997, or the (ii) second Business Day following receipt of the certificate of conformance referred to in clause (c) of
Section 5.01(ii), solely for purposes of satisfying the condition precedent set forth therein by obtaining such certificate of conformance from the Zoning Officer. Purchaser's right to terminate the Agreement pursuant to Section 4.03 shall be limited to the failure to receive an acceptable certificate. All other items under Section 4 are approved.

     3.  Miscellaneous.

     A. The Original Agreement as hereby amended is hereby ratified and confirmed and shall remain unmodified and in full force and effect except as herein expressly amended.

     B. This Amendment may be executed in multiple counterparts (no one of which need contain the signatures of more than one party hereto so long as each party hereto executes at least one such counterpart), each of which shall be deemed an original and all of which, when taken together, shall constitute and be one and the same instrument.

     C. The paragraph headings of this Amendment and the captions of the exhibits attached hereto are for convenience only and are not intended, and shall not be construed to alter, limit or enlarge in any way the scope or meaning of the language contained in this Amendment and exhibits attached hereto.
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     D.  This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey.

     E. This Amendment shall extend to, be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives, subject in the case of Purchaser, to the limitations set forth in Section 17 of the Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment to be executed and delivered on their behalf as of the day and year first written.

PURCHASER:                               SELLER:

BROOKDALE LIVING COMMUNITIES, INC.,      BRENDENWOOD MRC LIMITED PARTNERSHIP,
a Delaware corporation                   a Maryland limited partnership

By: /s/ Mark J. Schulte                    By:   MERIDIAN RETIREMENT CENTERS,
   --------------------------------              INC., a Maryland corporation
Name: Mark J. Schulte                      Its:  General Partner
     ------------------------------
Title: Pres CEO                                  By: /s/ Roger Lipitz
      -----------------------------                 -------------------------
                                                 Name: Roger Lipitz
                                                      -----------------------
                                                 Title: President
                                                       ----------------------

                                           By:  KWB PARTNERSHIP, a Maryland
                                                partnership

                                           Its: General Partner

                                                By:  MERIDIAN RETIREMENT
                                                     CENTERS, INC.
                                                Its: General partner

                                                     By: /s/ Roger Lipitz
                                                        ---------------------
                                                     Name: Roger Lipitz
                                                          -------------------
                                                     Title: President
                                                           ------------------


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